VIA EDGAR

May 24, 2022

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C.  20549

Re:                             Morgan Stanley Portfolios, Series 58 (the “Trust”)

(File No. 811-22966)

Ladies and Gentlemen:

On behalf of Morgan Stanley Smith Barney LLC, Depositor of the Trust, transmitted herewith is a copy of the Trust’s Registration Statement on Form S-6 (the “Registration Statement”) for filing under the Securities Act of 1933, as amended.

The Trust is comprised of a single unit investment trust, Growth at a Reasonable Price Strategy, Series 1 (the “Portfolio”). The Portfolio is the first series of Growth at a Reasonable Price Strategy, and therefore Rule 487 is not available.  In light of the foregoing, it would be greatly appreciated if the Commission could review the enclosed material with a view toward declaring the Registration Statement effective on or about June 30, 2022.

No notification of registration or registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”), is currently being submitted to the Commission, as the filings under the 1940 Act (File No. 811-22966) for Morgan Stanley Portfolios are intended to apply to the Portfolio.  In addition, the Trust has not submitted, and does not expect to submit, an exemptive application or no-action request in connection with this Registration Statement.

Should you have any questions regarding this filing, please do not hesitate to contact Thomas S. Harman at (202) 373-6725.

Sincerely,

/s/ Morgan, Lewis & Bockius LLP

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW
Washington, DC 20004	+1.202.739.3000
United States	+1.202.739.3001